UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )

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Enzo Biochem, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENZO BIOCHEM, INC.
527 Madison Avenue
New York, New York 10022

SUPPLEMENT DATED JANUARY 13, 2010
TO
PROXY STATEMENT DATED DECEMBER 23, 2009
FOR
THE 2009 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 29, 2010

          The following information supplements the definitive proxy statement dated December 23, 2009 (the “Proxy Statement”) of Enzo Biochem, Inc., a New York corporation (“Enzo,” the “Company,” “we,” “us,” or “our”), which previously was furnished to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for the 2009 Annual Meeting of Shareholders and for any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held on Friday, January 29, 2010, at 9:00 a.m., New York City time, at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10017.

          This supplement dated January 13, 2010 to the Proxy Statement (this “Supplement”) is first being mailed to shareholders on or about January 13, 2010. THE PROXY STATEMENT PREVIOUSLY FURNISHED TO THE COMPANY’S SHAREHOLDERS CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ CAREFULLY IN CONJUNCTION THEREWITH.

          Only holders of record of the Company’s common stock, par value $0.01 (the “Common Stock”), on the close of business on December 29, 2009 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.

          THIS SUPPLEMENT IS BEING FURNISHED TO YOU BY THE COMPANY TO PROVIDE YOU WITH IMPORTANT INFORMATION SET FORTH BELOW UNDER THE HEADING “SUPPLEMENTAL INFORMATION” THAT YOU SHOULD CONSIDER IN CONNECTION WITH ANY VOTING DECISION YOU MAY INTEND TO MAKE WITH RESPECT TO THE MATTERS SET FORTH IN THE PROXY STATEMENT. THIS SUPPLEMENT DOES NOT AMEND OR CHANGE ANY OF THE PROPOSALS RECOMMENDED BY YOUR BOARD FOR YOUR VOTE AT THE ANNUAL MEETING OR THE OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT. TO THE EXTENT THAT ANY INFORMATION CONTAINED IN THIS SUPPLEMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS SUPPLEMENT IS THE MORE CURRENT INFORMATION.

          NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY SHAREHOLDER WHO HAS PREVIOUSLY RETURNED TO THE COMPANY A WHITE ENZO PROXY CARD AND WHO DOES NOT WISH TO REVOKE OR CHANGE THE VOTES FOR YOUR BOARD’S PROPOSALS INDICATED ON SUCH WHITE ENZO PROXY CARD. IF YOU HAVE ALREADY SIGNED AND RETURNED TO THE COMPANY A WHITE ENZO PROXY CARD, THAT PROXY CARD WILL CONTINUE TO BE VALID.

          HOWEVER, ANY LATER-DATED PROXY CARD THAT YOU RETURN TO THE COMPANY WILL HAVE THE EFFECT OF REVOKING YOUR PRIOR DATED AND RETURNED PROXY CARD.

          IT IS VERY IMPORTANT THAT YOU ARE REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND THAT YOUR VOTE IS COUNTED. IF YOU HAVE NOT DONE SO

ALREADY, PLEASE COMPLETE, SIGN, DATE AND RETURN TO US YOUR WHITE ENZO PROXY CARD IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

          YOUR VOTE IS VERY IMPORTANT AND WE URGE YOU, IF YOU HAVE NOT DONE SO ALREADY, TO SUBMIT YOUR WHITE ENZO PROXY CARD AS SOON AS POSSIBLE.

          As you may be aware, on January 8, 2010, Mr. Shahram K. Rabbani, a current Company director and Company co-founder, and until his termination by the Company on November 25, 2009, the Secretary and Treasurer of the Company, filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) a preliminary proxy statement, whereby he announced his intention to solicit votes from Enzo’s shareholders to elect to your Board at the Annual Meeting two (and possibly three) insurgent director-candidates not nominated by your Board and in opposition to your Board’s three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent. Copies of Mr. Shahram K. Rabbani’s preliminary proxy statement are available for free at the Internet website maintained by the SEC at www.sec.gov.

YOUR BOARD OF DIRECTORS OPPOSES MR. SHAHRAM K. RABBANI’S ATTEMPT
TO SEEK YOUR VOTE TO ELECT TO YOUR BOARD HIS INSURGENT
DIRECTOR-CANDIDATES AND STRONGLY URGES YOU NOT TO RETURN ANY
GOLD PROXY CARD HE MAY SEND YOU OR WHICH YOU OTHERWISE MAY RECEIVE

          Your Board recommends that you carefully review the Proxy Statement, together with this Supplement and all other communications you may receive in advance of the Annual Meeting, regarding the Company, and the election of your Board’s three nominees for election as Class I directors.

          If you have any questions about any of the foregoing, please contact The Altman Group, Inc., toll free at (866) 521-4425 or collect at (201) 860-7300 or via e-mail at ProxyInfo@altmangroup.com.

VOTING AND REVOCABILITY OF PROXIES

          As set forth in the Proxy Statement, the holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business at the Annual Meeting.

          The approval of Proposal No. 1 (see page 6 of the Proxy Statement) regarding the election to your Board of its three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent -- requires a plurality of votes cast. This means, in the context of your Board’s nominees and Mr. Shahram K. Rabbani’s opposition director-candidates who were not nominated by your Board, that so long as a quorum is present, in person or represented by proxy, at the Annual Meeting for the transaction of business, the three candidates receiving the most affirmative votes “for” their election will be elected to serve as Class I directors of the Company. Shareholders can either vote “for” or “withhold” their vote for director-nominees. A properly executed proxy card marked “withhold” and “broker non-votes” with respect to a director-nominee will not be voted with respect to the election of that director-nominee, although such “withhold” indication and broker non-vote will be counted for purposes of determining whether there is a quorum present at the Annual Meeting for the transaction of business. As a result, such votes will have no effect on the election of any director-nominee because only votes affirmatively cast “for” a director-nominee will be counted with respect to the election of such director-nominee.

          The approval of Proposal No. 2 (see page 25 of the Proxy Statement), regarding the ratification of the Company’s appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending July 31, 2010, will require the affirmative vote of a majority of the total votes cast by shareholders present, in person or represented by proxy, at the Annual Meeting and entitled to vote on such proposal. Shareholders may either vote “for,” “against” or “abstain” with respect to the ratification and approval of Proposal 2. Abstentions and “broker non-votes” will not be counted as votes cast on this matter and will have no effect on the outcome of the vote with respect to Proposal No. 2, although they will be counted for purposes of determining whether there is a quorum present at the Annual Meeting for the transaction of business.

          Whether or not you plan to attend the Annual Meeting in person, if you are a shareholder of record as of the close of business on the Record Date, please sign, date and return your white Enzo proxy card as soon as possible if you have not already done so.

          If you hold your shares (i.e., they are registered) through a bank, broker or other nominee in “street name,” but you do not provide the firm that holds your shares with your specific voting instructions, it will only be allowed to vote your shares on your behalf in its discretion on “routine” matters; it cannot vote your shares in its discretion on your behalf on any “non-routine” matters. Under the rules of The New York Stock Exchange, Inc. (the “NYSE”), at the Annual Meeting, Proposal No. 1 regarding the election to your Board of your Board’s three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent -- is considered a “non-routine” matter, and Proposal No. 2 regarding the appointment of the Company’s independent auditors for our fiscal year ending July 31, 2010 is considered a “routine” matter.

          Accordingly, if you do not give specific voting instructions to your bank, broker or other nominee how to vote your shares on your behalf with respect to the election of Class I directors at the Annual Meeting before the 10th day prior to the Annual Meeting, your broker will have no discretionary authority to vote your shares on your behalf with respect to the election of Class I directors. Such “uninstructed” shares are commonly referred to as “broker non-votes” and, although such shares will be counted towards the determination of whether a quorum is present, in person or represented by proxy, at the Annual Meeting, with respect to Proposal No. 1, such uninstructed shares (or broker non-votes) will have the same effect as a “withhold” vote in the election of Class I directors. With respect to Proposal No. 2, your broker will have discretionary authority to vote your uninstructed shares “for,” or “against,” or to “abstain” from voting, on the ratification of the appointment of the Company’s independent auditors.

          As indicated in the Proxy Statement, if you are a shareholder of record on the Record Date and have signed, dated and returned to the Company a proxy card, you may revoke such proxy card in your discretion by:

1.	delivering to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on January 28, 2010, a written notice of such revocation;

2.

attending the Annual Meeting and voting, in person thereat, the shares represented by your proxy card (but your attendance at the Annual Meeting will not, in and of itself, constitute the revocation of your previously signed, dated and returned proxy card); or

3.

delivering to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on January 28, 2010, a duly signed, dated and completed proxy card bearing a later date than the proxy card you previously submitted.

          All such later-dated proxy cards or written notices of revocation of a proxy card, as described above, should be sent to Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022, Attention: Secretary. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

SUPPLEMENTAL INFORMATION

          In connection with certain recently announced events, we hereby supplement the disclosure in the Proxy Statement with the information set forth below. This supplemental information should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety.

Mr. Shahram K. Rabbani’s Employment Arbitration, Recently Announced Opposition Solicitation and Annual Meeting Litigation

          On January 8, 2010, Mr. Shahram K. Rabbani, a current Company director and Company co-founder and, until his termination by the Company on November 25, 2009, the Secretary and Treasurer of the Company, filed with the SEC a preliminary proxy statement whereby he has announced his intention to solicit your vote to elect to your Board at the Annual Meeting his two (and possibly three) insurgent director-candidates not nominated by your Board and in opposition to your Board’s Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent (the “Opposition Filing”). Mr. Shahram K. Rabbani is the younger brother of Dr. Elazar Rabbani, a Company co-founder and the Chairman of the Board, Chief Executive Officer and Secretary of the Company, and the brother-in-law of Mr. Barry W. Weiner, a Company co-founder and the President, Chief Financial Officer, Principal Accounting Officer, Treasurer and a director of the Company. The Opposition Filing was made following the commencement of an arbitration proceeding and related litigation relating to the Company’s termination of Mr. Shahram K. Rabbani’s employment as President of Enzo Clinical Labs, Inc., one of the Company’s major subsidiaries (“Clinical Labs”), and a series of correspondences between Mr. Shahram K. Rabbani (and his legal advisors) with the Company (and its legal advisors), which are described below.

          As previously disclosed by Enzo in its periodic reports and statements filed with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or about March 9, 2009, the Board terminated Mr. Shahram K. Rabbani’s employment as President of Clinical Labs. As disclosed in the Opposition Filing, the Board notified Mr. Shahram K. Rabbani that his employment as President of Clinical Labs “had been terminated for cause, making it clear that all of the severance benefits under his employment agreement would not be paid.”

          As a result thereof, on or about April 27, 2009, Mr. Shahram K. Rabbani initiated an arbitration proceeding naming Enzo, Dr. Elazar Rabbani, and Mr. Barry W. Weiner, as respondents, wherein he asserted, among other things, claims relating to the termination of his employment as the President of Clinical Labs. Specifically, Mr. Shahram K. Rabbani asserted claims for alleged breach of contract against Enzo; retaliatory termination of his employment under the Sarbanes-Oxley Act of 2002 (“SOX”) “whistleblower” statute against Enzo, Dr. Elazar Rabbani and Mr. Barry W. Weiner; and tortious interference with contract against Dr. Elazar Rabbani and Mr. Barry W. Weiner. Mr. Shahram K. Rabbani is seeking, among other things, severance payments and other amounts he alleges are owed to him pursuant to his terminated employment agreement. Mr. Shahram K. Rabbani seeks damages of no less than $10 million including attorneys’ fees and costs.

          By letters dated April 27, 2009 and June 4, 2009, Mr. Shahram K. Rabbani also filed a complaint with the U.S. Department of Labor for retaliatory termination of his employment under the SOX “whistleblower” statute against Enzo, Dr. Elazar Rabbani and Mr. Barry W. Weiner arising out of the foregoing facts and occurrences. As of the date hereof, the Company has not received any notice of any further action in respect of this proceeding.

          The Board subsequently formed a special litigation committee composed entirely of independent directors, who also constitute the members of Enzo’s audit committee (the “Special Litigation Committee”), to conduct an internal investigation and review of the facts and matters relating to the arbitration proceedings and the allegations made by Mr. Shahram K. Rabbani in connection therewith. The Special Litigation Committee engaged the law firm of Herrick Feinstein LLP (“Herrick Feinstein”), as independent outside legal counsel, to conduct an extensive inquiry into Mr. Shahram K. Rabbani’s allegations and, in connection therewith, Herrick Feinstein engaged, on behalf of the Special Litigation Committee, Holtz Rubinstein Reminick LLP (“HRH”), an independent accounting firm having no prior relationship with Enzo on audit or attestation matters, or otherwise, to assist in such investigation and to conduct a review of the treatment of uncollected receivables that underlie certain of the claims made by Mr. Shahram K. Rabbani. Upon the conclusion of such investigations, including the delivery by Herrick Feinstein and HRH to the Special Litigation Committee of a report on their respective review and conclusions, the Special Litigation Committee determined that the purported claims made by Mr. Shahram K.

Rabbani in the arbitration proceedings were unsubstantiated and reported these findings to the Company’s full Board.

          On June 30, 2009, Dr. Elazar Rabbani and Mr. Barry W. Weiner commenced an action in New York State Supreme Court requesting a stay of the arbitration as to them. On September 18, 2009, Mr. Shahram K. Rabbani amended his statement of claim in the arbitration proceedings to add a claim for defamation against Enzo and a claim against Enzo, Dr. Elazar Rabbani and Mr. Barry W. Weiner seeking a declaratory judgment declaring that the Company's termination for cause is without effect and that he is entitled to severance under his employment agreement.

          Documentary discovery has commenced in the Arbitration Proceedings, and an arbitration hearing has been scheduled for March 2, 2010. As of the date of this Supplement, the above arbitration and litigation proceedings remain pending.

          On or about November 23, 2009, Mr. Shahram K. Rabbani submitted to the Company a letter, dated November 20, 2009, which was addressed to himself, as then-serving Secretary of the Company, with a copy to the Nominating/Governance Committee of the Board (the “Nominating Committee”), wherein he (i) sought to notify the Company of his purported nomination of a slate of three insurgent Class I directors for election to your Board at the Annual Meeting (the “Shahram K. Rabbani Letter”) and (ii) demanded certain Company shareholder information pursuant to Rule 14a-7 under the Exchange Act.

          At a November 25, 2009 meeting of the entire Board (at which Mr. Shahram K. Rabbani was present), in view of the conflict of interests inherent in Mr. Shahram K. Rabbani’s continued services as Treasurer and Secretary of the Company following his delivery to the Company of the Shahram K. Rabbani Letter, the Board authorized the termination of Mr. Shahram K. Rabbani as Secretary and Treasurer of Enzo, effective immediately, and the establishment of a committee (the “Shareholder Meeting Committee”) to oversee, administer and work with the Company’s management and professional advisors with respect to planning, strategizing, soliciting votes and convening the Annual Meeting. Mr. Shahram K. Rabbani continues to serve as a Class I director of Enzo; however, he has not been nominated by your Board for re-election at the Annual Meeting.

          Promptly following the November 25, 2009 Board meeting, by letter dated such date, Enzo advised Mr. Shahram K. Rabbani that the Shahram K. Rabbani Letter failed to comply with the provisions of Enzo’s amended and restated bylaws currently in effect (the “Bylaws”), which expressly establish and govern the procedural and substantive requirements for advance notice to Enzo of shareholder nominations of director-candidates for election to the Board (the “Advance Notice Requirements”). Accordingly, Enzo advised Mr. Shahram K. Rabbani in its November 25, 2009 letter that the Nominating Committee and the Board determined that the Shahram K. Rabbani Letter was invalid and of no effect.

          In view of Mr. Shahram K. Rabbani’s previous long-standing position as Enzo’s Secretary and Treasurer, his continuing standing director capacity and the fact that he, therefore, had full and ready access to all Company shareholder information in such capacities, pursuant to his demand therefor the Company agreed to provide Mr. Shahram K. Rabbani with the then most currently available list of the record and beneficial owners of Enzo’s Common Stock, and certain related information. In view of the Board’s determination that a conflict of interest existed with respect to Mr. Shahram K. Rabbani’s continuing director capacity and any activities he might seek to undertake adverse to Enzo in his capacity as a shareholder, Enzo reminded Mr. Shahram K. Rabbani that he owes a continuing fiduciary duty to Enzo and its shareholders, including, without limitation, his duty of loyalty and, in connection therewith, his obligations to function in a wholly independent and disinterested manner in the best interests of Enzo and its shareholders and not to use any non-public information obtained in his fiduciary capacities for any personal, non-company or other improper purpose.

          On December 1, 2009, Enzo provided to Mr. Shahram K. Rabbani, among other things, a list of the names, addresses and security positions of the record holders of Common Stock as of November 30, 2009. By letter dated December 1, 2009, Enzo advised Mr. Shahram K. Rabbani that the provision of such information did not change the position of the Board expressed in its November 25, 2009 letter that the Shahram K. Rabbani Letter failed to comply with the Advance Notice Requirements and is therefore invalid and of no effect.

          By letter dated December 9, 2009 - - two weeks after the Board’s November 25, 2009 letter in response to the Shahram K. Rabbani Letter - - Mr. Shahram K. Rabbani’s legal counsel, Seyfarth Shaw LLP (“Seyfarth”), disputed the determinations of the Committee and the Board that the Shahram K. Rabbani Letter was defective, as set forth in Enzo’s letters to Mr. Shahram K. Rabbani dated November 25, 2009 and December 1, 2009, and requested, among other things, that Enzo confirm in writing that Mr. Shahram K. Rabbani’s purported insurgent Class I director-candidates had been validly nominated in accordance with the Advance Notice Requirements and, therefore, that their names would appear on the ballot at the Annual Meeting, and that Enzo furnish Mr. Shahram K. Rabbani a copy of the most recently available list of beneficial owners of Common Stock pursuant to Rule 14a-7 under the Exchange Act.

          On behalf of Enzo, by letter dated December 14, 2009, Enzo’s legal counsel, Greenberg Traurig, LLP (“GT”), responded to Seyfarth’s letter of December 9, 2009, reiterating the Committee’s and the Board’s position that the Shahram K. Rabbani Letter failed to comply with the Advance Notice Requirements and, therefore, that Enzo is not required to include on the ballot at the Annual Meeting the names of Mr. Shahram K. Rabbani’s opposition candidates. In its letter, GT expressly referred Seyfarth to the Advance Notice Requirements, which require as part of any purported shareholder notice of nomination of director candidates, a description of “such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board.”

          GT further advised that as of December 1, 2009 (the date on which the record holder information previously was provided to Mr. Shahram K. Rabbani by Enzo in response to the Shahram K. Rabbani Letter) and as of December 14, 2009, Enzo did not have available to it or in its possession a list of the names, addresses and security positions of beneficial owners of Common Stock and, accordingly, could not at that time provide to Mr. Shahram K. Rabbani such list or certain other information demanded by Mr. Shahram K. Rabbani in the Shahram K. Rabbani Letter. However, GT advised Seyfarth that Enzo estimated, based on the best current information reasonably available to Enzo at that time, that there were approximately 11,000 beneficial owners of Common Stock. GT further related on behalf of Enzo that at such time prior to the Annual Meeting if and when Enzo obtains such list, Enzo would provide Mr. Shahram K. Rabbani with a copy of the list and certain other Company shareholder information.

          At Enzo’s request, GT reiterated the Board’s concerns that Mr. Shahram K. Rabbani, while continuing to serve as a director of Enzo, cannot engage in any unauthorized communications of Company information (learned by him in his capacity as a director and/or as Enzo’s former Secretary and Treasurer) with Enzo’s shareholders to further his personal interests and agenda regarding the matters set forth in the Shahram K. Rabbani Letter, and that any communications with shareholders by Mr. Shahram K. Rabbani for the purpose of injuring Enzo’s reputations and business relationships would constitute a breach of Mr. Shahram K. Rabbani’s fiduciary duties to Enzo and its shareholders.

          By letter dated December 21, 2009, Seyfarth responded to GT’s letter of December 14, 2009, reiterating such firm’s belief that the Shahram K. Rabbani Letter complied with the Advance Notice Requirements and denying that Mr. Shahram K. Rabbani made any unauthorized communications with any Enzo shareholders revealing any material and non-public company information.

          On December 23, 2009, Enzo commenced mailing to all holders of Common Stock as of the Record Date and filed with the Commission its Proxy Statement in connection with the solicitation of proxies by the Board for use at the Annual Meeting.

          By letter dated December 23, 2009, GT responded to Seyfarth’s letter dated December 21, 2009, stating that although Enzo has no obligation to do so, on behalf of Enzo, GT was therein expressly itemizing, with respect to the Shahram K. Rabbani Letter, 10 instances of substantive Advance Notice Requirements defects and compliance failures. Namely, such defects and failures related to Mr. Shahram K. Rabbani’s non-disclosure in the Shahram K. Rabbani Letter of information about his three putative and insurgent director-candidates in accordance with specific requirements of the U.S. federal proxy rules and Regulation S-K promulgated thereunder (which requirements are incorporated by reference in the Advance Notice Requirements).

          By separate letter dated December 23, 2009, GT, on behalf of Enzo, furnished to Seyfarth, on behalf of Mr. Shahram K. Rabbani, a list of the names, addresses and security positions of the record holders of Common Stock as of the close of business on December 21, 2009. GT reiterated in such letter that at such time prior to the Annual Meeting if and when Enzo obtains a list of the names, addresses and security positions of beneficial owners of Common Stock, Enzo would provide Mr. Shahram K. Rabbani with a copy of such list.

          By letter dated December 28, 2009, Seyfarth responded with information in respect of each of the 10 specific Advance Notice Requirements compliance defects and failures enumerated in GT’s letter of December 23, 2009 and reiterated such firm’s belief that the Shahram K. Rabbani Letter complied with such requirements. Seyfarth further alleged that Enzo acted improperly in fixing the Record Date without Board action and that it was “troubled” by Enzo’s “solicitation of stockholders…prior to the [Company’s] filing of the proxy statement on December 23, 2009…” Seyfarth also stated in such letter that it intended to initiate a complaint with the Division of Corporation Finance of the Commission regarding Enzo’s failure to disclose the substance of the above-referenced correspondences in the Proxy Statement and Enzo’s failure to file preliminary proxy materials under Rule 14a-6(a) under the Exchange Act.

          By letter dated December 30, 2009, GT responded to Seyfarth’s letter dated December 28, 2009, wherein GT disagreed with Seyfarth’s various interpretations and conclusions asserted in its December 28, 2009 letter, and, for the record, responded to two allegations in Seyfarth’s letter with respect to Enzo’s supposed solicitation activities and the establishment of the Record Date. First, GT advised Seyfarth that the Record Date was properly established by the Shareholder Meeting Committee on November 25, 2009 and, therefore, notice thereof was properly made to the NYSE. GT advised Seyfarth that Mr. Shahram K. Rabbani, in his capacity as a director of Enzo, attended the full Board meeting on November 25, 2009 at which the Shareholder Meeting Committee was established, and participated in the discussions of the Board and, in fact, voiced for the record his abstention on the resolution to establish the Shareholder Meeting Committee. Second, GT advised Seyfarth that “[u]nder no circumstances has the Company or any of its representatives solicited or contacted any stockholders in connection with the impending Annual Meeting of Stockholders.” GT also stated that Mr. Shahram K. Rabbani’s false allegations contained in Seyfarth’s letter of December 28, 2009 would not deter Enzo from aggressively redressing violations by Mr. Shahram K. Rabbani of his duty of loyalty as a director.

          By letter dated December 31, 2009, GT, on behalf of Enzo, furnished to Seyfarth, on behalf of Mr. Shahram K. Rabbani, (i) a list of the names, addresses and security positions of the record holders of Common Stock and (ii) a list of the names and security positions of participants having Common Stock credited to their accounts at The Depository Trust Company, in each case as of the close of business on the Record Date. GT reiterated in such letter that at such time prior to the Annual Meeting if and when Enzo obtains a list of the names, addresses and security positions of beneficial owners of Common Stock, Enzo would provide Mr. Shahram K. Rabbani a copy thereof and with certain additional information required by subsections (ii) and (iii) of Rule 14a-7(a)(1) under the Exchange Act. GT advised Seyfarth that the provision of such information did not change the position of the Board expressed in the November 25, 2009 letter that the Shahram K. Rabbani Letter failed to comply with the Advance Notice Requirements and was, therefore, invalid and of no effect.

          By letter dated January 5, 2010, Enzo advised Mr. Shahram K. Rabbani that it was in possession of a list of the names, addresses and security positions of the non-objecting beneficial owners (the “NOBO List”) of the Common Stock as of the Record Date, and that Enzo would provide Mr. Shahram K. Rabbani with a copy of the NOBO List, as well as certain related information enumerated in Rule 14a-7(a)(1)(ii) and Rule 14a-7(a)(1)(iii) under the Exchange Act, provided Mr. Shahram K. Rabbani first reimbursed Enzo for $7,250 incurred in connection with copying and furnishing such information to Mr. Shahram K. Rabbani.

          On January 8, 2010, Mr. Shahram K. Rabbani filed with the SEC the Opposition Filing, whereby he has publicly announced his intention to solicit your vote to elect to your Board at the Annual Meeting his two insurgent director-candidates not nominated by your Board and in opposition to your Board’s Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent. While the Shahram K. Rabbani Letter purported to nominate three insurgent Class I director-candidates, the Opposition Filing states that only two of such insurgent director-candidates “have agreed to be nominated for such election.” Mr. Shahram K. Rabbani further states in the Opposition Filing that he intends to seek to have the Annual Meeting “postponed to a later date in order to allow adequate time for stockholders to evaluate” his insurgent director-candidates and to solicit proxies for the election of his insurgent director-candidates. The Opposition Filing further provides as follows: “In the event such meeting is so postponed, Mr. Rabbani intends to nominate a third [candidate] for election as a Class I Director. However, Mr. Rabbani reserves the right not to nominate a third person and to proceed with the nomination of the two [candidates named therein], without regard to whether the meeting is postponed.”

          Moreover, on January 8, 2010, Mr. Shahram K. Rabbani commenced as plaintiff an action (the “Action”) in the Supreme Court of the State of New York, County of New York, seeking a temporary restraining order and a preliminary and permanent injunction to enjoin the Company and each member of the Board, other than plaintiff-Mr. Shahram K. Rabbani, from convening the Annual Meeting on January 29, 2010. The complaint in the Action alleges, among other things, that the Company and its directors, other than plaintiff-Mr. Shahram K. Rabbani, failed to comply with the Bylaws by refusing to permit plaintiff-Mr. Shahram K. Rabbani’s putative director-candidates to be placed on the Company’s ballot for election to the Board at the Annual Meeting and that the Company and its directors, other than plaintiff-Mr. Shahram K. Rabbani violated their fiduciary duties to plaintiff-Mr. Shahram K. Rabbani and other shareholders of the Company. On January 11, 2010, the Company petitioned to remove the Action to the U.S. District Court for the Southern District of New York (“SDNY”). A hearing on the matter was held before Judge Cote in the SDNY on January 12, 2010, during which the court refused to issue a temporary restraining order enjoining the Annual Meeting date or the continued solicitation of shareholders pursuant to Enzo’s Proxy Statement, pending the determination of Mr. Shahram K. Rabbani’s preliminary injunction motion. Rather, the court issued an expedited briefing and discovery schedule and stated that the motion should be fully submitted to the court by January 21, 2010, so as to enable the court to decide the motion prior to the scheduled Annual Meeting date. At the hearing, Mr. Shahram K. Rabbani’s counsel represented that they would be filing an amended complaint that would include federally based claims under Section 15 of the Exchange Act based on allegations that Enzo’s Proxy Statement were false and misleading, as well as allegations that Mr. Shahram K. Rabbani was misled by the Company regarding the scheduled date of the Annual Meeting in an effort to prevent him from soliciting proxies for his opposition director-candidates.

YOUR BOARD OF DIRECTORS OPPOSES MR. SHAHRAM K. RABBANI’S ATTEMPT
TO SEEK YOUR VOTE TO ELECT TO YOUR BOARD HIS INSURGENT
DIRECTOR-CANDIDATES AND STRONGLY URGES YOU NOT TO RETURN ANY
GOLD PROXY CARD HE MAY SEND YOU OR WHICH YOU OTHERWISE MAY RECEIVE

          Your Board recommends that you carefully review the Proxy Statement, together with this Supplement and all other communications that you may receive in advance of the Annual Meeting, regarding the Company and your Board’s three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent.

          If you have any questions about any of the foregoing, please contact The Altman Group, Inc., toll free at (866) 521-4425 or collect at (201) 860-7300 or via e-mail at ProxyInfo@altmangroup.com.

Method and Cost of Solicitation

          The cost of solicitation of proxies for the Annual Meeting on behalf of the Board will be borne by the Company, including expenses in connection with preparing and mailing the Proxy Statement, this Supplement and certain other communications that we will be sending to you in advance of the Annual Meeting, regarding the Company and your Board’s three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent. The Company has engaged the firm of The Altman Group, Inc., as its proxy solicitor, at a fee estimated to be $25,000 for the initial solicitation services, plus a $25,000 fee if your Board’s Class I director-nominees are elected at the Annual Meeting, plus reimbursement of out-of-pocket expenses. It is estimated that approximately 25 employees of Altman will solicit Enzo shareholders in connection with the Annual Meeting. The Company has also engaged Broadridge Financial Solutions, Inc. to assist with the mailing of this Proxy Statement and with other matters related to this proxy solicitation, at a fee estimated to be $15,000.

          In addition to solicitation of proxies by mail, directors, director-nominees, officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal contact. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse those firms for the reasonable out-of-pocket expenses incurred by them in connection therewith in accordance with the rules of the SEC.

          Expenses related to the solicitation of proxies for the Annual Meeting on behalf of the Board in excess of those normally spent for an annual meeting, and excluding the costs of litigation, are expected to aggregate approximately $800,000, of which approximately $400,000 has been spent to date.

Information Concerning Persons Who May Be Deemed Participants in
the Board’s Solicitation of Proxies

Directors and Nominees

          The following table sets forth the name and principal business address of the Company’s directors and your Board’s Class I director-nominees who, under SEC rules, may be deemed “participants” in the Board’s solicitation of proxies from Enzo’s shareholders in connection with the Annual Meeting. The present principal occupation or employment, and the name and principal business of any corporation or other organization in which their employment is carried on, is set forth in the sections entitled “Proposal 1: Election of Directors” and “Directors, Executive Officers and Key Employees” of the Proxy Statement. Although Mr. Shahram K. Rabbani is currently a Class I director of the Company, Mr. Shahram K. Rabbani would not be deemed a “participant” in the Board’s solicitation as a result of his Opposition Filing and, accordingly, his information is not included below.

Name	Address
Elazar Rabbani, Ph.D.	*
Barry W. Weiner	*
Irwin C. Gerson	*
Bernard L. Kasten, M.D.	c/o Cleveland Biolabs, Inc.
73 High Street
Buffalo, New York 14203
Stephen B. H. Kent, Ph.D.	c/o University of Chicago
929 E. 57th Street, GCIS W 204
Chicago, Illinois 60637
Melvin F. Lazar, CPA	*
Gregory M. Bortz	c/o Creo Capital Partners, LLC
17383 Sunset Boulevard, Suite A210
Pacific Palisades, California 90272

*	Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022

Officers and Employees

          In addition to the Enzo directors and your Board’s Class I director-nominees set forth above, Drs. Kevin Krenitsky, Carl Balezentis and Christine Fischette and Messrs. Andrew R. Crescenzo, Herbert B. Bass and David C. Goldberg may each be deemed to be participants in the Board’s solicitation of proxies in connection with the Annual Meeting. The principal occupations of these individuals are set forth in the sections entitled “Compensation of Directors”, “Compensation of Executive Officers” and “Directors, Executive Officers and Key Employees” of the Proxy Statement. The business address of each such person is c/o Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022.

Information Regarding Ownership of the Company’s Securities by Participants

          None of the persons listed above under “Directors and Nominees” and “Officers and Employees” owns any of the Company’s securities of record but not beneficially. Information regarding the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), as of December 29, 2009 (the Record Date), of shares of Common Stock by Enzo’s incumbent directors, your Board’s Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent -- and Drs. Elazar Rabbani, Bernard L. Kasten, Carl Balezentis and Kevin Krenitsky and Messrs. Barry W. Weiner, Melvin F. Lazar and Andrew R. Crescenzo, each of whom may be deemed to be a participant in the Board’s solicitation of proxies in connection with the Annual Meeting, is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Proxy Statement (see page 4 of the Proxy Statement). Information regarding the beneficial ownership, as of the Record Date, of shares of Common Stock by Messrs. Herbert B. Bass and David C. Goldberg and Dr. Christine Fischette, each of whom may be deemed to be a participant in the Board’s solicitation of proxies in connection with the

Annual Meeting, is set forth in the table below. Although Mr. Shahram K. Rabbani is currently a Class I director of the Company, Mr. Shahram K. Rabbani would not be deemed a “participant” in the Board’s solicitation as a result of his Opposition Filing and, accordingly, his information is not included below.

Participant	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Herbert B. Bass	203,953	(3)	0.54%
David C. Goldberg	99,835	(4)	0.26%
Christine Fischette, Ph.D.	11,500		0.03%

(1) Except as otherwise noted, all shares of Common Stock are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Based upon 37,984,048 shares of Common Stock of the Company outstanding as of the close of business on December 29, 2009. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days from the date is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual.

(3) Includes (i) 44,841 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof, (ii) 1,000 shares of restricted Common Stock vesting within 60 days from the date hereof, and (iii) 7,870 shares of Common Stock held in the Company’s 401(k) plan.

(4) Includes (i) 979 shares of Common Stock indirectly beneficially owned through the UGMA accounts of Mr. Goldberg’s children, (ii) 42,563 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof, (iii) 2,000 shares of restricted Common Stock vesting 60 days from the date hereof and (iv) 5,752 shares of Common Stock held in the Company’s 401(k) plan.

Information Regarding Transactions in the Company’s Securities by Participants

          The following table sets forth purchases and sales during the past two years of securities of the Company by the persons listed above under “Directors and Nominees” and “Officers and Employees” who may be deemed to be participants in the Board’s solicitation of proxies in connection with the Annual Meeting. Unless otherwise indicated, all transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below. Although Mr. Shahram K. Rabbani is currently a Class I director of the Company, Mr. Shahram K. Rabbani would not be deemed a “participant” in the Board’s solicitation as a result of his Opposition Filing and, accordingly, his information is not included below.

Name	Date	Purchases (“P”) / Sales (“S”) of Securities (No. of Securities)	Type
Directors and Nominees
Elazar Rabbani, Ph.D.	5/27/2008	5,000 (S)	Gift
	9/23/2008	31,349 (net) (P)	Option Exercise
	3/04/2009	57,326 (P)	Grant of Restricted Stock Units
Barry W. Weiner	9/23/2008	31,349 (net) (P)	Option Exercise
	3/04/2009	45,861 (P)	Grant of Restricted Stock Units
Stephen B. H. Kent, Ph.D.	1/24/2008	12,328 (P)	Grant of Restricted Stock Units
	2/05/2008	3,500 (S)	Open Market
	1/22/2009	28,651 (P)	Grant of Restricted Stock Units
Irwin C. Gerson	1/24/2008	12,328 (P)	Grant of Restricted Stock Units
	1/22/2009	28,651(P)	Grant of Restricted Stock Units
Bernard L. Kasten, M.D.	1/24/2008	12,328(P)	Grant of Restricted Stock Units
	1/22/2009	28,651(P)	Grant of Restricted Stock Units
Melvin F. Lazar	1/24/2008	12,328 (P)	Grant of Restricted Stock Units
	1/22/2009	28,651(P)	Grant of Restricted Stock Units

Officers and Employees
Carl Balezentis, Ph.D.	10/30/2008	580 (S)	Open Market
	1/22/2009	10,000 (P)	Grant of Restricted Common Stock
Christine Fischette, Ph.D.	1/03/2008	8,500 (P)	Grant of Restricted Common Stock
	1/22/2009	3,000 (P)	Grant of Restricted Common Stock
Kevin Krenitsky, M.D.	3/02/2009	5,000 (P)	Grant of Restricted Common Stock
	10/15/2009	6,600 (P)	Open Market
Andrew R. Crescenzo, CPA	1/22/2009	9,000 (P)	Grant of Restricted Common Stock
Herbert B. Bass	9/23/2008 1/22/2009	3,136 (net) (P) 3,000 (P)	Option Exercise Grant of Restricted Common Stock
David C. Goldberg	2/04/2008 9/23/2008 1/22/2009	2,000 (P) 3,136 (net) (P) 4,000 (P)	Grant of Restricted Common Stock Option Exercise Grant of Restricted Common Stock

Miscellaneous Information Concerning Participants

          Except as described in this Supplement or otherwise disclosed in the Proxy Statement, to the best of the Company’s knowledge, no person listed above under “Directors and Nominees” and “Officers and Employees” or any of his or her “associates” beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of its subsidiaries. Furthermore, except as described in this Supplement or otherwise disclosed in the Proxy Statement, to the best of the Company’s knowledge, no such person or any of his or her affiliates or associates is either a party to any transaction or series of similar transactions since July 31, 2007, or any currently proposed transaction or series of similar transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000 and (iii) in which such person, affiliate or associate had or will have a direct or indirect material interest.

          To the best of the Company’s knowledge, except as described in this Supplement or otherwise disclosed in the Proxy Statement, no person listed above under “Directors and Nominees” and “Officers and Employees” or any of his or her associates has entered into any arrangement or understanding with any person with respect to (i) any future employment with the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Supplement or otherwise disclosed in the Proxy Statement, to the best of the Company’s knowledge, there are no contracts, arrangements or understandings by any of the persons listed under “Directors and Nominees” and “Officers and Employees” within the past year with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Supplement or otherwise disclosed in the Proxy Statement, to the best of the Company’s knowledge, no persons listed under “Directors and Nominees” and “Officers and Employees” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting (and no other person who is a party to an arrangement or understanding pursuant to which a nominee for election as Class I director is proposed to be elected, has any such interest).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          The Proxy Statement, as supplemented by this Supplement, and the documents to which we refer to in the Proxy Statement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of the Company. There are forward-looking statements throughout the Proxy Statement, as supplemented by this Supplement, including statements containing the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimates” or other similar expressions. You should be aware that forward-looking statements involve known and unknown risks and uncertainties and we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and we do not undertake any obligation to update or revise any forward-looking statements made in the Proxy Statement, as supplemented by this Supplement, or elsewhere as a result of new information, future events or circumstances or otherwise.

          Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by forward-looking statements. You should not place undue reliance on any forward-looking statements contained in the Proxy Statement, which speak only as of the date of the Proxy Statement, or, in the case of this Supplement, as of the date of this Supplement.

          Among the important factors that could cause actual results to differ materially from those indicated by forward-looking statements are the risks and uncertainties described under “Risk Factors” in the Company’s annual report on Form 10-K for its fiscal year ended July 31, 2009, as amended, and in the Company’s other filings with the SEC.

          We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the arrangement or other matters addressed in the Proxy Statement, as supplemented by this Supplement, and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

WHERE YOU CAN FIND MORE INFORMATION

          We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov. Reports, proxy statements and other information concerning us may also be inspected at the offices of The New York Stock Exchange, at 20 Broad Street, New York, New York 10005.

          Any person, including any beneficial owner, to whom the Proxy Statement and this Supplement is delivered may request copies of proxy statements, supplements thereto and reports or other information concerning us, without charge, by written or telephonic request directed to us at Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022, Attention: Barry W. Weiner, President, telephone: (212) 583-0100 or from the SEC through the SEC’s website at the address provided above.

          The Proxy Statement, as supplemented by this Supplement, does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in the Proxy Statement, as supplemented by this Supplement, to vote your shares at the Annual Meeting. No persons have been authorized to give any information or to make any representations other than those contained in the Proxy Statement, as supplemented by this Supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. The Proxy Statement is dated December 23, 2009. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than that date (except for the information contained in this Supplement, which is dated January 13, 2010), and the mailing of the Proxy Statement or this Supplement to shareholders shall not create any implication to the contrary.

          Copies of the Opposition Filing are available for free at the Internet website maintained by the SEC at www.sec.gov.

          If you have any questions about the Proxy Statement, this Supplement or the annual meeting or if you need assistance with the voting procedures, you should contact The Altman Group, Inc., toll free at (866) 521-4425 or collect at (201) 860-7300 or via e-mail at ProxyInfo@altmangroup.com.

IMPORTANT INFORMATION

          On December 23, 2009, Enzo filed its definitive Proxy Statement with the SEC in connection with its Annual Meeting to be held on January 29, 2010. Enzo mailed the definitive Proxy Statement, together with a white proxy card, to all shareholders of record of Common Stock as of December 29, 2009 (the Record Date). On January 13, 2010, Enzo filed this Supplement with the SEC in connection with the Annual Meeting and mailed this Supplement to all shareholders of record of Common Stock as of December 29, 2009. Enzo also may be filing other documents with the SEC regarding the Annual Meeting. Before making any voting decision, Enzo’s shareholders are urged to read the definitive Proxy Statement, as supplemented by this Supplement, and other relevant documents filed with the SEC carefully and in their entirety, because they contain (or will contain) important information about the Annual Meeting. Shareholders may obtain Enzo’s definitive Proxy Statement, this Supplement and any other relevant documents filed with the SEC for free at the Internet website maintained by the SEC at www.sec.gov. Copies of Enzo’s definitive Proxy Statement, this Supplement and other reports and information concerning Enzo will also be available for free at Enzo’s Internet website at www.enzo.com, or by writing to Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022: Attention: President. In addition, copies of Enzo’s proxy materials may be requested by contacting our proxy solicitor, The Altman Group, Inc., toll free at (866) 521-4425 or collect at (201) 860-7300 or via e-mail at ProxyInfo@altmangroup.com. Enzo and its directors, executive officers and certain other employees may be deemed to be participants in the Board’s solicitation of proxies in connection with the Annual Meeting. Detailed information regarding the names, affiliations and interests of individuals who may be deemed to be participants in the Board’s solicitation of proxies in connection with the Annual Meeting is available in Enzo’s definitive Proxy Statement and this Supplement.